UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007

BBM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

UTAH	333-88480	#04-3648721
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Broadway, Suite 1905, New York, NY	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 430 6369

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Disposition of Assets.

On October 16, 2007, the registrant agreed to sell substantially all of its assets (primarily intellectual property and technology) relating to broadband services to ships to private investors for $460,000 pursuant to an asset purchase agreement (the “Asset Purchase Agreement”). The registrant expects to complete the transaction on October 29, 2007, after it provides required notice to stockholders under applicable Utah corporate law.

A press release issued by the Company in connection with the sale is filed with this report as Exhibit 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Upon closing of the transactions contemplated in the Asset Purchase Agreement, Mary Ellen Kramer, President of registrant, will resign from the registrant, and Andrew Limpert, a director of registrant since April 2002, will be appointed president.

Mr. Limpert, age 37, has been a financial and retirement planner associated with the Salt Lake based firm of Belsen Getty, LLC since 1998. Since April, 2006, Mr. Limpert has primarily been engaged in attempting to maintain the Company and attempting to find reorganization candidates. Mr. Limpert holds a B.S. degree in finance from the University of Utah in Salt Lake City, Utah in 1995 and an M.B.A. from Westminster College of Salt Lake City, Utah in 1998.

Item 5.03 Amendments to Articles of Incorporation.

On October 17, 2007, the registrant amended its certificate of incorporation to permit the one-time payment of a warrant dividend to holders of its Series A Exchangeable Preferred Stock.

Item 8.01 Other Events.

The registrant’s Board of Directors declared on October 16, 2007 a special dividend consisting of an aggregate of 1,090,568 warrants expiring October 31, 2011, each exercisable to purchase one share of BBM common stock at a price of $1.19 per share, payable on November 30, 2007 pro rata to holders of record at the close of business on November 7, 2007 of its outstanding shares of Series A Exchangeable Preferred Stock.

A press release issued by the Company in connection with the dividend is filed with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
2.2	Form of Asset Purchase Agreement, dated as of October 16, 2007.
3.2(a)	Amendment to Certificate of Incorporation, dated as of October 17, 2007.
4.4	Form of Warrant Agreement.
99.1	Press Release, dated October 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBM HOLDINGS, INC.

Dated: October 17, 2007	By:	/s/ Mary Ellen Kramer
Mary Ellen Kramer, President

EXHIBIT INDEX

Exhibit Number	Description
2.2	Form of Asset Purchase Agreement, dated as of October 16, 2007.
3.2(a)	Amendment to Certificate of Incorporation, dated as of October 17, 2007.
4.4	Form of Warrant Agreement.
99.1	Press Release, dated October 16, 2007.